                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Robert W. Fiondella
                                                  ------------------------------
                                                  Robert W. Fiondella

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st of March, 1997.

                                                  /s/ Franklin D. Haftl
                                                  ------------------------------
                                                  Franklin D. Haftl

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Bernard Kelly
                                                  ------------------------------
                                                  Bernard Kelly

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Wendy Luscombe
                                                  ------------------------------
                                                  Wendy Luscombe

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Edward P. Lyons
                                                  ------------------------------
                                                  Edward P. Lyons

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Philip R. McLoughlin
                                                  ------------------------------
                                                  Philip R. McLoughlin

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ David W. Searfoss
                                                  ------------------------------
                                                  David W. Searfoss

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Donald H. Trautlein
                                                  ------------------------------
                                                  Donald H. Trautlein

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PXRE Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Gerald L. Radke and Sanford M. Kimmel, and each of them singly, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, acting in the name and on behalf of the undersigned, to sign the Registration Statement on Form S-4 of the Company and any and all amendments thereto, including post-effective amendments, and supplements (if any) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned does hereby grant unto such attorneys-in-fact and agents (and either of them) full power and authority to do and perform each and every act and thing requisite and necessary to be done in such connection, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents (and either of them), or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 1997.

                                                  /s/ Wilson Wilde
                                                  ------------------------------
                                                  Wilson Wilde